UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 30, 2015

MOELIS & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-36418	46-4500216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, 5th Floor
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 883-3800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01                                           Entry into a Material Definitive Agreement.

Agreements with SMBC

Effective January 2012, we entered into a strategic alliance with Sumitomo Mitsui Banking Corporation (“SMBC”) and its subsidiary, SMBC Nikko Securities Inc. (“Nikko”), to provide advisory services, including advising on mergers, acquisitions, divestitures, restructurings and other corporate finance matters, to Japanese companies in regions where our firms conduct business.  Our Strategic Alliance Agreement with SMBC and Nikko (the “Strategic Alliance Agreement”) was included as Exhibit 10.19 to the Registration Statement on Form S-1 filed by Moelis & Company (the “Company”) on March 24, 2014.  In February 2012, in connection with the strategic alliance, SMBC made an investment of approximately $93 million in our company, which investment is currently held in the form of Class A limited partnership units (“Units”) in our subsidiary Moelis & Company Group LP (“Group LP”).

On April 30, 2015, we entered into an Advisory Units Agreement with SMBC, whereby we agreed to permit SMBC to exchange half of its Units (1,280,054 Units) into the Company’s Class A common stock on or after July 1, 2015, and the remaining half of its Units (1,280,053 Units) into Class A common stock on or after April 22, 2016, subject to the terms of the Group LP Amended and Restated Agreement of Limited Partnership.  We also entered into an Assignment and Assumption of the Strategic Alliance Agreement (the “Assignment and Assumption”), confirming that Group LP and the Company assumed rights and obligations of Group LP’s predecessor Moelis & Company Holdings LP under the Strategic Alliance Agreement.

The foregoing summary is not complete and is qualified in its entirety by reference to the Strategic Alliance Agreement, the Advisory Units Agreement and the Assignment and Assumption.  The Advisory Units Agreement and the Assignment and Assumption are filed herewith as Exhibits 10.1 and 10.2 respectively, and are incorporated herein by reference.

Master Services Agreement

In April 2014, we entered into a Master Services Agreement with Moelis Asset Management LP (“Asset Management”), an entity controlled by our Chairman and Chief Executive Officer Kenneth Moelis, and certain of Asset Management’s subsidiaries.  On April 30, 2015, we entered into a renewal of this agreement.  The foregoing summary is not complete and is qualified in its entirety by reference to the renewal agreement, which is filed herewith as Exhibit 10.3 and incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

10.1

Advisory Units Agreement by and among Sumitomo Mitsui Banking Corporation, SMBC Nikko Securities Inc., SMBC Capital Markets, Inc., Moelis & Company Group LP, Moelis & Company and Moelis & Company Group GP LLC.

10.2

Assignment and Assumption of the Strategic Alliance Agreement by and among Sumitomo Mitsui Banking Corporation, SMBC Nikko Securities Inc., SMBC Capital Markets, Inc., Moelis Asset Management LP, Moelis & Company Group LP, Moelis & Company and Moelis & Company Holdings GP LLC.

10.3	Master Services Agreement by and between Moelis & Company Group LP, Moelis Asset Management LP and certain subsidiaries of Moelis Asset Management LP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOELIS & COMPANY

By:	/s/ Osamu Watanabe
	Name:	Osamu Watanabe
	Title:	General Counsel and Secretary

Date: May 1, 2015